Exhibit 10.3
CanArgo Energy Corporation
P.O. Box 291
St. Peter Port
Guernsey
British Isles
GY1 3RR
August 10, 2007
Robert L. Gipson
Thomas L. Gipson
Arthur L. Koenig
all c/o Ingalls & Snyder LLC
61 Broadway
New York
NY 10006
Dear Sirs:
     CanArgo Energy Corporation, a Delaware corporation (the “Company”) hereby offers you (the “Offer”) the right to subscribe, subject to the terms and conditions hereof, for an aggregate of two million five hundred thousand (2,500,000) units (“Units”), each Unit consisting of one share of common stock, par value $.10 per share (“Common Stock”) of the Company (collectively, the “Shares”) and two Common Stock purchase warrants expiring on August 31, 2009, each warrant (a “Warrant” and, collectively, the “Warrants”) entitling the holder thereof to purchase one share of Common Stock at an exercise price of one dollar ($1.00) per share, subject to adjustment, and to be in substantially the form of Exhibit “A” attached hereto, for an aggregate purchase price per Unit (“Purchase Price”) equal to one dollar ($1.00) per Unit or an aggregate of $2,500,000.00 in the freely transferable currency of the United States of America payable by wire transfer of the Purchase Price in immediately available funds for deposit in the following account:
•	Bank
•	ABA #:
•	Swift:
•	Address:
•	Account Name:
•	Account Number:
•	Attention:
•	Phone contact:
•	Attention:
•	Reference: Purchase of CanArgo Units
returning an executed copy of this Agreement to the Company c/o Satterlee Stephens Burke & Burke LLP, 230 Park Avenue, Suite 1130, New York, NY 10169, Attention: Peter A. Basilevsky, Esq.
     The Company has the unqualified and unconditional right to modify the terms of, reduce or withdraw the Offer at any time prior to the receipt and collection of your subscription payment for the Units.

In the event of a withdrawal of the Offer, your subscription for the Units will be rescinded automatically and your subscription payment will be returned to you without interest. In the event of a modification of the Offer, you will be given the opportunity to rescind your subscription for the Units and, if you so elect, your subscription payment will be returned to you without interest.
     The Company shall use its commercially reasonable efforts to cause the Shares to be listed on each securities exchange or other quotation service on which the Common Stock is then listed.
     By your acceptance of the Offer you hereby represent and warrant to and agree with the Company:
          1. That you are an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D promulgated under Section 4(2) of the Securities Act of 1933, as amended (the “Act”). You acknowledge that the Units, the Shares, the Warrants and the shares of Common Stock issuable upon exercise of the Warrants (“Warrant Shares” and together with the Units, the Shares and the Warrants, collectively, the “Securities”) have not been registered under the Act or any applicable state or foreign securities or “blue sky” laws (the Act and such other laws being collectively referred to herein as “Securities Laws”). Either alone or with your professional representatives and advisors who are unaffiliated with the Company and who are not compensated, directly or indirectly, by the Company or any affiliate or selling agent of the Company (“Representatives”), you have sufficient knowledge and experience in business and financial matters to be capable of evaluating the merits and risks of an investment in the Securities and to protect your own interest in connection with the purchase of the Securities. You have the financial ability (A) to bear the economic risk of an investment in the Securities; (B) to hold the Securities for an indefinite period of time; and (C) currently to afford a complete loss of your investment in the Securities without experiencing any undue financial difficulties, and your commitments to speculative investments (including this investment in the Securities, which is deemed to be subject to numerous risks) are reasonable in relation to your net worth and annual income.
          2. You have the full legal capacity, power and authority to execute, deliver and perform this Agreement and that this Agreement constitutes a legal, valid and binding obligation enforceable against you in accordance with its terms, except as such enforceability may be limited by (A) applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
          3. You are purchasing your Securities, for your own account, for investment and not with a view to the distribution thereof or any interest therein, provided that any disposition of the Securities shall be in compliance with all applicable Securities Laws.
          4. You acknowledge that the offer and sale of the Securities was not accomplished by the publication of any advertisement or other form of general solicitation.
          5. You understand that (A) an investment in the Securities is suitable only for an investor who is able to bear the economic consequences of losing his entire investment; (B) an investment in the Securities is speculative and involves a high degree of risk of loss and you have reviewed with management of the Company and understand the risks associated with your investment; (C) there are substantial restrictions on the transferability of, and there will be no public market for the Units or the Warrants, and accordingly, absent registration of the Shares or the Warrant Shares under applicable Securities Laws, including, without limitation, the Act or the availability of an exemption from the registration requirements of applicable Securities Laws it may not be possible to liquidate your investment in the Securities; and (D) while the Company shall use its best efforts to register the Shares and the Warrant Shares (but not the Units or Warrants) under the Act, the Company is under no obligation to take any such action or to make an exemption from registration under Rule 144 under the Act to be available for the resale of any of the Securities.

          6. You acknowledge that this transaction has not been reviewed or scrutinized by the United States Securities and Exchange Commission (“SEC”) or by any administrative agency charged with the administration of any Securities Laws, and that no such agency has passed on or made any recommendation or endorsement of the Shares.
          7. In making the decision to purchase the Securities, you have relied solely on independent investigation made by you or your Representatives, if any; you and your Representatives: (A) have been given access to all financial, business, or other information you or they have requested relating to the Company, including, without limitation, the information on public file with the SEC; (C) have been given the opportunity to ask questions of, and to receive answers from, persons acting on behalf of the Company concerning the Company, its business, assets, financial condition and the terms and conditions of the Offer; and (D) have been given the opportunity to obtain any additional information, to the extent such persons possess such information or can obtain it without unreasonable effort or expense, which you or such Representatives deem necessary to evaluate the investment in the Securities. In particular, you acknowledge that you are familiar with the information, including, without limitation, the risk factors associated with an investment in the Company’s securities, set forth in the Company’s Annual Report of Form 10-K for the fiscal year ended December 31, 2006 and the Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2007 and June 30, 2007.
          8. You acknowledge that no representations, warranties, or guaranties have been made by the Company, its employees or its agents, or by any other person, expressly or by implication, with respect to (A) the approximate length of time that you will be required to remain the owner of the Securities, (B) the revenues that can be attributable to the Company’s interests in its oil and gas properties, or (C) the amount and quality of any oil and gas reserves, or (D) the results of any property acquisition, exploration, drilling, appraisal or development efforts of the Company, rates of production, oil and gas prices, or the effect of taxes or governmental regulations or political conditions in the Georgia, any one or more of which may adversely impact the results of an investment in the Securities, or (E) the prospective financial condition of the Company, which you acknowledge may call into question its continued viability as a going concern, or (F) the amount or type of consideration, profit or loss to be realized, if any, as a result of the investment in the Securities.
     The representations, warranties, acknowledgments and agreements set forth in this Agreement shall survive the purchase of the Securities and your death or disability, and shall inure to the benefit of the Company and its successors and assigns and shall be binding upon you, your heirs, legal representatives and assigns.
     The Shares and the Warrants shall be immediately separable upon issuance. The Company will place an appropriate stop transfer instruction with respect to the Securities in its stock records and a restrictive legend on the certificates evidencing the Shares, the Warrants and the Warrant Shares as required by applicable Securities Laws, including a legend in substantially the following form:
THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER APPLICABLE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH SUCH SECURITIES LAWS.
     You agree to indemnify and hold harmless the Company, its officers and directors, and any of its affiliates, associates, agents, attorneys or employees from and against any and all claims, losses, damages, or liabilities (including, without limitation, costs and reasonable attorneys’ fees) attributable to or arising out of a breach of any representation, warranty, acknowledgment or agreement made by you in this Agreement.

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.
     This Agreement may not be amended or modified except in a writing signed by both parties hereto and together with the form of Warrant contains the entire understanding of the parties hereto with respect to subject matter hereof and thereof. No waiver of any provision of this Agreement shall be deemed to, or shall, operate as a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver.
     Any notice or other written communication required or permitted to be given under this Agreement shall be in writing and delivered by personal delivery or by first class certified U.S. mail, postage prepaid, or by internationally recognized air courier and addressed: if to the Company at its address first above written; and if to you at your address which you should complete below your signature on the signature page hereof, or to such other address as either party hereto may notify the other in accordance herewith.
     Each party hereto shall bear its own expenses in connection with the offer, sale and purchase of the Securities and the execution, delivery and performance of this Agreement. This Agreement is binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors in interest and assigns and may not be assigned without the prior written consent of the Company.
     If the foregoing accurately reflects the terms and conditions of the Offer and your acceptance thereof, kindly execute and complete the enclosed copy of this letter in the space provided therefor below and return the executed copy together with your payment of the Purchase Price. The Company will issue you a certificate evidencing the Shares and Warrants as soon as practicable after receipt of this Subscription Agreement and collection of your subscription payment.

Very truly yours, CANARGO ENERGY CORPORATION
By:
Vincent McDonnell, President

I HEREBY AGREE AND ACCEPT the offer to subscribe for 1,000,000 Units at a purchase price of $1.00 per Unit, as of the date first above written

Signature

PLEASE INSERT YOUR ADDRESS BELOW:

Robert L Gipson
c/o Ingalls & Snyder LLC
61 Broadway, New York, NY 10006

054 36 6214
(Kindly Insert Your Tax ID or
Social Security Number, if any)
I HEREBY AGREE AND ACCEPT the offer to subscribe for 750,000 Units at a purchase price of $1.00 per Unit, as of the date first above written

Signature

PLEASE INSERT YOUR ADDRESS BELOW:

Thomas L Gipson
c/o Ingalls & Snyder LLC
61 Broadway, New York, NY 10006

137 32 9815
(Kindly Insert Your Tax ID or
Social Security Number, if any)
I HEREBY AGREE AND ACCEPT the offer to subscribe for 750,000 Units at a purchase price of $1.00 per Unit, as of the date first above written

Signature

PLEASE INSERT YOUR ADDRESS BELOW:

Arthur L. Koenig
c/o Ingalls & Snyder LLC
61 Broadway, New York, NY 10006

324 34 1543
(Kindly Insert Your Tax ID or
Social Security Number, if any)

EXHIBIT “A”
EXHIBIT
FORM OF WARRANT
THE WARRANTS REPRESENTED HEREBY AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANTS (COLLECTIVELY, THE “WARRANT SECURITIES”), HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION IN RELIANCE UPON EXEMPTIONS FROM SUCH REGISTRATION AFFORDED UNDER THE ACT AND APPLICABLE SECURITIES LAWS OF OTHER JURISDICTIONS. THE WARRANT SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS APPLICABLE (IN WHICH CASE THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO SUCH EFFECT) AND THE PROVISIONS OF ALL OTHER APPLICABLE SECURITIES LAWS ARE OBSERVED.
CANARGO ENERGY CORPORATION
Incorporated Under the Laws of the State of Delaware
No. [•]                     [•] common Stock Purchase Warrants
CERTIFICATE FOR COMMON STOCK
PURCHASE WARRANTS
1. Warrant, This Warrant Certificate certifies that [•]                      or registered assigns (the “Registered Holder”), is the registered owner of the above indicated number of Warrants expiring on the Expiration Date, as hereinafter defined. One (1) Warrant entitles the Registered Holder to purchase one (1) share of the common stock, $.10 par value (a “Share”), of CanArgo Energy Corporation, a Delaware corporation (the “Company”), from the Company at a purchase price of $1.00 (the “Exercise Price”) at any time during the Exercise Period, as hereinafter defined, upon surrender of this Warrant Certificate with the exercise form hereon duly completed and executed and accompanied by payment of the Exercise Price at the principal office of the Company.
     Upon due presentment for transfer or exchange of this Warrant Certificate at the principal office of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued in exchange for this Warrant Certificate, subject to the limitations provided herein, upon payment of any tax or governmental charge imposed in connection with such transfer. Subject to the terms hereof the Company shall deliver Warrant Certificates in required whole number denominations to Registered Holders in connection with any transfer or exchange permitted hereunder.
     This Warrant is issued pursuant to the provisions of that certain Subscription Agreement dated [•], 2007 by and among the Company, Robert L. Gipson, Thomas L. Gipson and Arthur L Koenig.
2. Restrictive Legends. Each Warrant Certificate shall bear legends substantially in the form of the legends that appear at the beginning of this Warrant Certificate. Each certificate representing Shares issued upon exercise of a Warrant, unless such Shares are then registered under the Securities Act of 1933, as amended (the “Act”), shall bear a legend in substantially the following form:
“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITES ACT OF 1933, AS AMENDED (THE“ACT”) OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION IN RELIANCE UPON EXEMPTIONS FROM SUCH REGISTRATION AFFORDED UNDER THE ACT AND SUCH APPLICABLE LAWS OF OTHER JURISDICTIONS. THE SHARES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE ACT IS APPLICABLE (IN WHICH CASE THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO SUCH EFFECT) AND THE PROVISIONS OF ALL OTHER APPLICABLE SECURITIES LAWS ARE OBSERVED.”
Each such certificate representing Shares may also bear such legend relating to the issuance of such Shares pursuant to any applicable securities laws as counsel for the Company shall reasonably deem appropriate.
3. Exercise. Subject to the terms hereof, the Warrants, evidenced by this Warrant Certificate, may be exercised at the Exercise Price in whole or in part at any time during the period (the “Exercise Period”) commencing on [•] 2007 and terminating at the close of business on 31 August 2009 (the “Expiration Date”). The Exercise Period may also be extended by the Company’s Board of Directors.
     A Warrant shall be deemed to have been exercised in immediately prior to the close of business on the date (the “Exercise Date”) of the surrender to the Company at its principal offices of this Warrant Certificate with the exercise form attached hereto executed by the Registered Holder and accompanied by payment to the Company, in cash or by official bank or certified check, of an amount equal to the aggregate Exercise Price, in lawful money of the United States of America.
     The person entitled to receive the Shares issuable upon exercise of a Warrant or Warrants (“Warrant Shares”) shall be treated for all purposes as the holder of such Warrant Shares as of the close of business on the Exercise Date. The Company shall not be obligated to issue any fractional share interests in Warrant Shares issuable or deliverable on the exercise of any Warrant or script or cash with respect thereto, but, if Company elects not to issue a fractional share, the Company will pay a cash adjustment in respect of any fraction of a Warrant Share which would otherwise be issuable in an amount equal to the same fraction of the amount by which the market price of a Share on the date of exercise exceeds the Exercise Price, such market price to be determined in good faith by the Board of Directors of the Company. If more than one Warrant shall be exercised at one time by the same Registered Holder, the number of full Shares which shall be issuable on exercise thereof shall be computed on the basis of the aggregate number of full shares issuable on such exercise.
     Promptly, and in any event within ten business days after the Exercise Date, the Company shall cause to be issued and delivered to the person or persons entitled to receive the same, a certificate or certificates for the number of Warrant Shares deliverable on such exercise.
     The Company may deem and treat the Registered Holder of the Warrants at any time as the absolute owner thereof for all purposes, and the Company shall not be affected by any notice to the contrary. The Warrants shall not entitle the Registered Holder thereof to any of the rights of shareholders or to any dividend declared on the Shares unless the Registered Holder shall have exercised the Warrants and thereby purchased the Warrant Shares prior to the record date for the determination of holders of Shares entitled to such dividend or other right.
4. Net Issue Conversion. Notwithstanding anything in this Warrant to the contrary, the Registered Holder hereof may, subject to the prior concurrence of the Company, in lieu of exercising this Warrant in the manner provided above in Section 3, elect to convert this Warrant into Warrant Shares equal in number to the value of the exercised Warrants by so indicating on the Form of Election to Purchase attached hereto, in which event the Registered Holder shall receive a number of Warrant Shares equal to following shall occur.
          [(X multiplied by (Y minus Z)] divided by Y;
          where:
          X = Number of Warrants Converted
          Y = Fair Market Value of one share of Common Stock
          Z = Exercise Price
For purposes of the above, “Fair Market Value” shall equal the closing price for the Company’s Common Stock on the Exercise Date, as reported on the AMEX or, if the Common Stock is not then listed for trading on the AMEX, then the dollar equivalent of such closing price as reported on the Oslo Stock Exchange on the Exercise Date.
5. Reservation of Shares and Payment of Taxes. The Company covenants that it will at all times reserve and have available from its authorized Common Stock such number of shares as shall then be issuable on the exercise of outstanding Warrants. The Company covenants that all Warrant Shares which shall be so issuable shall be duly and validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.

     The Registered Holder shall pay all documentary, stamp or similar taxes and other government charges that may be imposed with respect to the issuance, transfer or delivery of any Warrants and Warrant Shares on exercise of the Warrants. In the event the Warrants or Warrant Shares are to be delivered in a name other than the name of the Registered Holder of the Warrant Certificate, no such delivery shall be made unless the person requesting the same has paid the amount of any such taxes or charges incident thereto.
6. Registration of Transfer. The Warrant Certificates may be transferred in whole or in part, provided any such transfer complies with all applicable foreign and United States federal and state securities laws and, if requested by the Company, the Registered Holder delivers to the Company an opinion of counsel to that effect, in form and substance reasonably acceptable to the Company. Warrant Certificates to be transferred shall be surrendered to the Company at its principal office. The Company shall execute, issue and deliver in exchange therefore the Warrant Certificate or Certificates which the Registered Holder making the transfer shall be entitled to receive.
     The Company shall keep transfer books at its principal office which shall register Warrant Certificates and the transfer thereof. On due presentment of any Warrant Certificate for registration of transfer at such office, the Company shall execute, issue and deliver to the transferee or transferees a new Warrant Certificate or Certificates representing an equal aggregate number of Warrants. All Warrant Certificates presented for registration of transfer or exercise shall be duly endorsed or be accompanied by a written instrument or instruments of transfer in form and substance satisfactory to the Company. The Company may require payment of a sum sufficient to cover any tax or other government charge that may be imposed in connection therewith.
     All Warrant Certificates so surrendered, or surrendered for exercise, or for exchange in case of mutilated Warrant Certificates, shall be promptly cancelled by the Company and thereafter retained by the Company until the Expiration Date. Prior to due presentment for registration of transfer thereof the Company may treat the Registered Holder of any Warrant Certificate as the absolute owner thereof (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company), and the Company shall not be affected by any notice to the contrary.
7. Loss or Mutilation. On receipt by the Company of evidence satisfactory as to the ownership of and the loss, theft, destruction or mutilation of this Warrant Certificate, the Company shall execute and deliver, in lieu thereof a new Warrant Certificate representing an equal aggregate number of Warrants. In the case of loss, theft or destruction of any Warrant Certificate, the individual requesting issuance of a new Warrant Certificate shall be required to indemnify the Company in an amount satisfactory to the Company. In the event a Warrant Certificate is mutilated, such Certificate shall be surrendered and cancelled by the Company prior to delivery of a new Warrant Certificate. Applicants for a new Warrant Certificate shall also comply with such other reasonable regulations as the Company may prescribe.
8. Adjustment of Shares. The number and kind of securities issuable upon exercise of a Warrant or to be delivered upon the redemption of Warrants hereunder shall be subject to adjustment from time to time upon the happening of certain events (“Adjustment Event”), as follows:

     (a) If the Company shall, at any time prior to the complete exercise of the Warrants evidenced hereby, declare or pay to the holders of its outstanding Shares, a dividend payable in any kind of shares of stock or other securities of the Company, or in property, or otherwise than in cash, the Registered Holder upon thereafter exercising the Warrants evidenced hereby as herein provided shall be entitled to receive for the Exercise Price, in addition to one Warrant Share, such additional share or shares of stock or scrip representing fractions of a share or other securities or property as the Registered Holder would have received in the form of such dividend if he had been the holder of record of such Warrant Share on the record date for the determination of common stockholders entitled to receive such dividend.
     (b) If the Company shall, while any Warrants evidenced hereby remain in force, effect a recapitalization of such character that the Shares covered hereby shall be changed into or become exchangeable for a larger or smaller number of shares, then thereafter, the number of Shares which the Registered Holder shall be entitled to purchase hereunder, shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of Shares of the Company by reason of such recapitalization, and the Exercise Price (per Share) shall in the case of an increase in the number of Shares be proportionately reduced, and in the case of a decrease in the number of shares be proportionately increased.
     (c) In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable upon exercise of a Warrant) or in case the Company (or any such other corporation) shall merge into or with or consolidate with another corporation or convey all or substantially all of its assets to another corporation or enter into a business combination of any form as a result of which the Shares or other securities receivable upon exercise of a Warrant are converted into other stock or securities of the same or another corporation, then and in each such case, the Registered Holder of a Warrant, upon exercise of the purchase right at any time after the consummation of such reorganization, consolidation, merger, conveyance or combination, shall be entitled to receive, in lieu of the Shares or other securities to which such Registered Holder would have been entitled had he exercised the purchase right immediately prior thereto, such stock and securities which such Registered Holder would have owned immediately after such event with respect to the Shares and other securities for which a Warrant may have been exercised immediately before such event had the Registered Holder exercised the Warrant immediately prior to such event.
     (d) In case the Company shall at any time prior to the exercise of a Warrant evidenced hereby make any distribution of its assets to holders of its Shares by way of a liquidating or partial liquidating dividend or by way of a return of capital, or other than as a dividend payable out of earnings or any surplus legally available for dividends under the laws of the state of its incorporation, then the Registered Holder upon thereafter exercising such Warrant as herein provided after the date of record for the determination of those holders of Shares entitled to such distribution of assets, shall be entitled to receive for the Exercise Price, in addition to a Warrant Share, the amount of such assets (or at the option of the Company, a sum equal to the value thereof at the time of such distribution to holders of Shares as such value is determined by the Board of Directors of the Company in good faith) which would have been payable to the Registered Holder had he been the holder of record of such Warrant Share receivable upon exercise of such Warrant on the record date for the determination of those entitled to such distribution.

     The Company shall mail to the holder of this Certificate at least twenty (20) days prior to any Adjustment Event a notice specifying the date on which any such Adjustment Event is to occur together with a description thereof.
     In each case of an adjustment in the Shares or other securities receivable upon the exercise of a Warrant, the Company shall promptly notify the Registered Holder of such adjustment. Such notice shall set forth the facts upon which such adjustment is based.
9. Reduction in Exercise Price .
     The Company’s Board of Directors may, at its sole discretion, reduce the Exercise Price of the Warrants in effect at any time either for the life of the Warrants or any shorter period of time determined by the Company’s Board of Directors. The Company shall promptly notify the Registered Holders of any such reduction in the Exercise Price. Notwithstanding the foregoing, in no event shall the number of Shares issuable to the holders of the Warrants pursuant to this Section 9 cause the holders of the Warrants collectively to own in excess of 19.9% of the outstanding Common Stock of the Company as at the date of the Amendment, Consent and Waiver unless the Company has obtained the prior approval of its stockholders as required by Section 713 of the AMEX Company Guide as in effect from time to time, provided, however, that the Company shall use commercially reasonable efforts to diligently seek to obtain such approval of its stockholders.
10. Notices. All notices, demands, elections, requests and communications provided for hereunder shall be in writing and sent
     (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or
     (b) by registered or certified mail with return receipt requested (postage prepaid), or
     (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:
          (i) if to the Registered Holder or its nominee, to the Registered Holder or its nominee at the address of the Registered Holder as set forth on the books maintained by the Company, or at such other address as such Registered Holder or nominee shall have specified to the Company in writing,
          (ii) if to the Company, to the Company at its principal executive office to the attention of Chief Executive Officer, or at such other address as the Company shall have specified to the holder of each Warrant in writing.
     Notices under this Section 10 will be deemed given only when actually received.
11. General Provisions. This Warrant Certificate shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware, where the Company maintains its registered offices. Except as otherwise expressly stated herein, time is of the essence in performing hereunder. The headings of this Warrant Certificate are for convenience in reference only and shall not limit or otherwise affect the meaning hereof.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as of the                      day of                     , 2007.

CanArgo Energy Corporation

By:

Title:

CanArgo Energy Corporation
     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common	UNIF GIFT MIN ACT- Custodian
TEN ENT — as tenants by the entireties
JR TEN — as joint tenants with right of survivorship and not as tenants in common
(Cust) (Minor)
under Uniform Gifts
to Minor Act .
(State)

Additional abbreviations may also be used though not in the above list.
FORM OF ASSIGNMENT
(To be Executed by the Registered Holder if He
Desires to Assign Warrants Evidenced by the
Within Warrant Certificate)
     FOR VALUE RECEIVED                                          hereby sells, assigns and transfers (                    ) Warrants, evidenced by the within Warrant Certificate, and does hereby irrevocably constitute and appoint                      Attorney to transfer the said Warrants evidenced by the within Warrant Certificates on the books of the Company, with full power of substitution.

Dated:	.		.

Signature
Notice: The above signature must correspond with the name as written upon the Face of the Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.
Signature Guaranteed:
SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.

FORM OF ELECTION TO PURCHASE
(To be Executed by the Holder if he Desires to Exercise
the Warrants Evidenced by the Warrant Certificate)
To CanArgo Energy Corporation:
     [The undersigned hereby irrevocably elects to exercise                                          (                                        ) Warrants, evidenced by the within Warrant Certificate for, and to purchase thereunder,                      (                    ) full shares of Common Stock issuable upon exercise of said Warrants and delivery of $                     and payment of any applicable taxes.
  OR
     [The undersigned hereby irrevocably elects to convert                                          (                                        ) Warrants, evidenced by the within Warrant Certificate, and to acquire Warrant Shares pursuant to the “Net Issue Conversion” provision in Section 4 thereof, and, upon payment of any applicable taxes, to acquire Warrant Shares thereunder.]
     The undersigned hereby warrants and represents that he/it is an “accredited investor” as defined under Rule 501(a) of the Securities Act of 1933, as amended and accordingly the Warrants being exercised and the securities deliverable upon exercise thereof have been registered under the Act or are exempt from registration thereunder.
     Please register the certificates for such share as follows:
Please insert taxpayer identification
Or social security number (if any)                                        .

(Please print name)

(Please print address)
     If said number of Warrants shall not be all the Warrants evidenced by the within Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised be registered in the name of the undersigned at the following address and deliver the Certificate to that address:

(Please print address)
(SIGNATURES CONTINUED ON FOLLOWING PAGE)

Dated:	Signature:	.

NOTICE: The above signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever. If the certificate representing the shares is to be registered in a name other than that in which the within Warrant Certificate is registered, the signature of the holder hereof must be guaranteed.
Signature Guaranteed:                                         .
SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.